SEMIANNUAL REPORT TO
                                                     SHAREHOLDERS FOR THE PERIOD
                                                         ENDED FEBRUARY 28, 2001

SCUDDER RESEARCH FUND

 " Having come through a very difficult period, we understand how hard it can be for investors to remain optimistic. But we think there are many reasons why the markets can improve dramatically from here. "

                                                            [SCUDDER FUNDS LOGO]

                                                                        CONTENTS

                                                                               3
                                                              ECONOMIC OVERVIEW

                                                                               5
                                                             PERFORMANCE UPDATE

                                                                               8
                                                               INDUSTRY SECTORS

                                                                               9
                                                               LARGEST HOLDINGS

                                                                              10
                                                       PORTFOLIO OF INVESTMENTS

                                                                             13
                                                           FINANCIAL STATEMENTS

                                                                             16
                                                           FINANCIAL HIGHLIGHTS

                                                                              18
                                                  NOTES TO FINANCIAL STATEMENTS

AT A GLANCE

TERMS TO KNOW

 SCUDDER RESEARCH FUND TOTAL RETURNS
 FOR THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001 (UNADJUSTED FOR ANY SALES CHARGE)
[BAR GRAPH]

Class A                                                                         -22.45
Class B                                                                          -22.8
Class C                                                                          -22.8

 NET ASSET VALUE

                                     AS OF     AS OF
                                    2/28/01   8/31/00
 .........................................................
    SCUDDER RESEARCH FUND
    CLASS A                          $9.43    $13.31
 .........................................................
    SCUDDER RESEARCH FUND
    CLASS B                          $9.24    $13.12
 .........................................................
    SCUDDER RESEARCH FUND
    CLASS C                          $9.24    $13.12
 .........................................................

PERFORMANCE IS HISTORICAL AND INCLUDES REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. INVESTMENT RETURN AND PRINCIPAL VALUE FLUCTUATE WITH CHANGING MARKET CONDITIONS, SO THAT WHEN REDEEMED, SHARES MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST.

 DIVIDEND REVIEW

 DURING THE SIX-MONTH PERIOD, THE FUND PAID THE FOLLOWING DIVIDENDS PER SHARE:

                              LONG-TERM      SHORT-TERM
                            CAPITAL GAIN CAPITAL GAIN
 ............................................................
    SCUDDER RESEARCH FUND
    CLASS A                    $0.5050        $0.4600
 ............................................................
    SCUDDER RESEARCH FUND
    CLASS B                    $0.5050        $0.4600
 ............................................................
    SCUDDER RESEARCH FUND
    CLASS C                    $0.5050        $0.4600
 ............................................................

GROWTH STOCK Growth stocks are those that are expected to experience rapid growth resulting strong sales, dominant market positions and talented management teams. Because these stocks are in demand, they're generally more expensive than value stocks.

SECTOR A sector comprises stocks usually found in related industries. Financial, economic, business and other developments may affect stocks within a market sector similarly.

VALUE STOCK Value stocks are considered to be bargain stocks because they are perceived as undervalued and attractively priced relative to a measure of their true worthy, such as earnings potential, book value, cash flow or dividend yield.

ECONOMIC OVERVIEW

ZURICH SCUDDER INVESTMENTS, INC., A LEADING GLOBAL INVESTMENT MANAGEMENT FIRM, IS A MEMBER OF THE ZURICH FINANCIAL SERVICES GROUP. ZURICH SCUDDER INVESTMENTS IS ONE OF THE LARGEST AND MOST EXPERIENCED INVESTMENT MANAGEMENT ORGANIZATIONS IN THE WORLD, MANAGING MORE THAN $360 BILLION IN ASSETS FOR CORPORATE CLIENTS, RETIREMENT AND PENSION PLANS, INSURANCE COMPANIES, MUTUAL FUND INVESTORS AND INDIVIDUALS WORLDWIDE. HEADQUARTERED IN NEW YORK, ZURICH SCUDDER INVESTMENTS OFFERS A FULL RANGE OF INVESTMENT COUNSEL AND ASSET MANAGEMENT CAPABILITIES, BASED ON A COMBINATION OF PROPRIETARY RESEARCH AND DISCIPLINED, LONG-TERM INVESTMENT STRATEGIES. HEADQUARTERED IN ZURICH, SWITZERLAND, ZURICH FINANCIAL SERVICES GROUP IS ONE OF THE GLOBAL LEADERS IN THE FINANCIAL SERVICES INDUSTRY, PROVIDING ITS CUSTOMERS WITH PRODUCTS AND SOLUTIONS IN THE AREA OF FINANCIAL PROTECTION AND ASSET ACCUMULATION.

DEAR SHAREHOLDER:

The investment world never presents us with total clarity. Even so, there are moments when the uncertainties appear to be greater than usual. This is one of those moments. The global economy is slowing, investors are unsure of the extent to which the Federal Reserve Board will cut interest rates and market leadership -- long resident in growth and technology stocks -- has become less certain.

  One understandable response is to seek shelter in safer investments such as money market funds. Yet over time, stocks have provided the strongest long-term returns. As a result, it is precisely at moments such as this when staying calm and remaining focused on the long-term record of stocks can be of the greatest value for investors.

  Despite an environment of turbulent stock prices, we are not concerned about the long-term outlook for the economy and markets. Although risks certainly continue to exist, we feel that the four points enumerated below can help investors develop the wherewithal to cope with the recent volatility.

INTEREST RATE BACKDROP POSITIVE

  Investors who fret about the uncertainty of the economic outlook seem to be forgetting one key issue: Interest rates are falling. The Fed cut rates by half a percentage point on March 20, and it is clear that they are prepared to make additional rate cuts as necessary. Other central banks around the world are following suit. We believe that these cuts will ultimately have a positive effect on the economy after the usual time lag. We see important evidence for this assertion in the bond market, where investment-grade, high-yield, and other types of non-government bonds have all found buyers since the first Fed rate cut in January. Additionally, lending has ticked up and consumers have responded to lower mortgage rates with an avalanche of refinancing applications. Another bit of evidence comes from the stock market, where basic materials, consumer cyclicals, and small-cap companies have all perked up.

  This is a classic signal that the market sees the potential for a recovery later in the year. We continue to expect that the next few months will be difficult for the economy, but also believe that the worst will be over around mid-year.

INFLATION NOT A CRITICAL LONG-RUN CONCERN

  January inflation readings came in above expectations, prompting many analysts to become concerned that long-dormant inflation is reawakening. We don't believe this to be the case, however, and the much tamer February inflation statistics support our view. Long-term forces that contributed to stable prices during the 90s -- such as deregulation, globalization and technology -- are still firmly in place. In addition, the combination of slowing global growth and excess production capacity will reduce the ability of companies to raise prices. The cyclical peaks in inflation have been falling for 20 years, and we expect the next peak -- which may not occur for another five years -- to be well below the current peak of 4 percent.

THE TECHNOLOGY REVOLUTION STILL HAS FAR TO RUN

  The crash in the Internet sector and the financial difficulties of many telecommunications companies will not mark the end of the current technological revolution, but simply its evolution to another phase. Companies that satisfy customers will prosper, and those that employ new technologies will be more efficient than ever. This will result in productivity gains and competitive advantage for the most well-managed firms. It is difficult to predict the exact beneficiaries of this next phase, but they will exist. We therefore disagree with those who pronounce the demise of the technology miracle. We maintain our view that this is a huge revolution that will raise productivity and provide exciting investment opportunities in many "old economy" companies that stand to reap the benefits of the innovations.

REFORMS CONTINUE IN EUROPE

  Europe has undertaken the reform process somewhat grudgingly, but reforms have been instituted nonetheless. Privatization has swept major industries, politicians have chipped away at labor protections (making labor markets more flexible) and tax code reform has become more

 ECONOMIC GUIDEPOSTS

   ECONOMIC ACTIVITY IS A KEY INFLUENCE ON INVESTMENT PERFORMANCE AND SHAREHOLDER DECISION-MAKING. PERIODS OF RECESSION OR BOOM, INFLATION OR DEFLATION, CREDIT EXPANSION OR CREDIT CRUNCH HAVE A SIGNIFICANT IMPACT ON MUTUAL FUND PERFORMANCE.
       THE FOLLOWING ARE SOME SIGNIFICANT ECONOMIC GUIDEPOSTS AND THEIR INVESTMENT RATIONALE THAT MAY HELP YOUR INVESTMENT DECISION-MAKING. THE 10-YEAR TREASURY RATE AND THE PRIME RATE ARE PREVAILING INTEREST RATES. THE OTHER DATA REPORT YEAR-TO-YEAR PERCENTAGE CHANGES.

   [BAR GRAPH]

                                           NOW (3/31/01)           6 MONTHS AGO            1 YEAR AGO            2 YEARS AGO
                                           -------------           ------------            ----------            -----------
10-year Treasury rate (1)                       4.90                   5.80                   6.30                   5.20
Prime rate (2)                                  8.20                   9.50                   9.00                   7.75
Inflation rate (3)*                             3.50                   3.40                   3.30                   1.60
The U.S. dollar (4)                             8.80                   8.40                   0.50                  -0.10
Capital goods orders (5)*                       2.80                  15.20                   8.40                   5.60
Industrial production (5)*                      1.20                   5.90                   5.90                   3.30
Employment growth (6)                           0.90                   1.90                   2.30                   2.50

(1) FALLING INTEREST RATES IN RECENT YEARS HAVE BEEN A BIG PLUS FOR FINANCIAL ASSETS.
(2) THE INTEREST RATE THAT COMMERCIAL LENDERS CHARGE THEIR BEST BORROWERS.
(3) INFLATION REDUCES AN INVESTOR'S REAL RETURN. IN THE LAST FIVE YEARS, INFLATION HAS BEEN AS HIGH AS 6 PERCENT. THE LOW, MODERATE INFLATION OF THE LAST FEW YEARS HAS MEANT HIGH REAL RETURNS.
(4) CHANGES IN THE EXCHANGE VALUE OF THE DOLLAR IMPACT U.S. EXPORTERS AND THE VALUE OF U.S. FIRMS' FOREIGN PROFITS.
(5) THESE INFLUENCE CORPORATE PROFITS AND EQUITY PERFORMANCE.
(6) AN INFLUENCE ON FAMILY INCOME AND RETAIL SALES.
*DATA AS OF 2/28/01.

SOURCE: ECONOMICS DEPARTMENT, ZURICH SCUDDER INVESTMENTS, INC.

                                                               ECONOMIC OVERVIEW

widespread as deep cuts in Germany have forced other countries to compete. Mergers occur with greater ease and capital markets have become more open. So far, these changes have had a significant impact on the region's economy, but not on the relative returns of European assets. Dollar-based investors have been further disadvantaged by the poor performance of the euro over the past two years. However, we believe that as the long-term effects of these changes are recognized, investors will respond in a positive fashion.

STAY THE COURSE

  These positive themes, while important for the market's long-term outlook, do not mean that stock prices will rebound next week, or even next month. Indeed, risks are still plentiful: The U.S. dollar is vulnerable due to the large trade deficit, both consumers and corporations continue to carry high levels of debt, and instability in Japan is a threat to the entire global economy. However, we believe that the factors we describe above will, over time, provide a positive underpinning for diversified portfolios of stocks and bonds. This point is particularly important for investors who bought stocks or stock funds to help achieve their long-term goals, but who are now questioning whether to reduce or even eliminate positions due to the market's fluctuations. Although we expect that volatility will continue to affect market performance in the weeks and months ahead, investors who have withstood the market's decline so far may miss the long-term benefit of these trends if they move out of stocks now. We therefore believe that the best option for long-term investors is to stay the course even if the turbulence in the stock market continues.

THE INFORMATION CONTAINED IN THIS PIECE HAS BEEN TAKEN FROM SOURCES BELIEVED TO BE RELIABLE, BUT THE ACCURACY OF THE INFORMATION IS NOT GUARANTEED. THE OPINIONS AND FORECASTS EXPRESSED ARE THOSE OF THE ECONOMIC ADVISORS OF ZURICH SCUDDER INVESTMENTS, INC. ECONOMICS GROUP AS OF MARCH 16, 2001, AND MAY NOT ACTUALLY COME TO PASS. THIS INFORMATION IS SUBJECT TO CHANGE. NO PART OF THIS MATERIAL IS INTENDED AS AN INVESTMENT RECOMMENDATION.

TO OBTAIN A PROSPECTUS, DOWNLOAD ONE FROM WWW.KEMPER.COM, TALK TO YOUR FINANCIAL REPRESENTATIVE OR CALL SHAREHOLDER SERVICES AT (800) 621-1048. THE PROSPECTUS CONTAINS MORE COMPLETE INFORMATION, INCLUDING MANAGEMENT FEES AND EXPENSES. PLEASE READ IT CAREFULLY BEFORE YOU INVEST OR SEND MONEY.

[BARRY PHOTO]

MANAGER JOANN BARRY, CFA, IS LEAD PORTFOLIO MANAGER OF SCUDDER RESEARCH FUND. SHE IS A MANAGING DIRECTOR OF ZURICH SCUDDER INVESTMENTS, INC., AND IS ASSISTED BY ANNE CARNEY AND BY ZURICH SCUDDER INVESTMENTS' LARGE STAFF OF RESEARCH ANALYSTS, TRADERS AND INVESTMENT SPECIALISTS.
THE VIEWS EXPRESSED IN THIS REPORT REFLECT THOSE OF THE PORTFOLIO MANAGER ONLY THROUGH THE END OF THE PERIOD OF THE REPORT AS STATED ON THE COVER. THE MANAGER'S VIEWS ARE SUBJECT TO CHANGE AT ANY TIME, BASED ON MARKET AND OTHER CONDITIONS, AND SHOULD NOT BE CONSIDERED AS A RECOMMENDATION OF ANY SPECIFIC SECURITY.
PERFORMANCE UPDATE

                             THE SIX-MONTH PERIOD ENDED FEBRUARY 28, 2001, WAS MARKED BY AN EXTREMELY DIFFICULT STOCK MARKET ENVIRONMENT. INVESTOR CONCERNS ABOUT THE ECONOMY'S ABILITY TO SUSTAIN ITS GROWTH, COUPLED WITH HIGH STOCK PRICES LED BY THE RAPID ADVANCE OF TECHNOLOGY ISSUES, PROMPTED A TUMBLE THAT TOOK NEARLY 20 PERCENT OFF THE STANDARD & POOR'S 500 STOCK INDEX AND NEARLY 50 PERCENT OFF THE NASDAQ COMPOSITE. BELOW, LEAD PORTFOLIO MANAGER JOANN BARRY DISCUSSES WHAT THESE BROAD MARKET DECLINES MEANT FOR THE FUND.

Q SCUDDER RESEARCH FUND HAS BEEN OPEN TO RETAIL INVESTORS FOR ONLY A RELATIVELY BRIEF PERIOD. WOULD YOU PROVIDE AN OVERVIEW OF HOW IT IS MANAGED BEFORE DISCUSSING THE PERFORMANCE OF THE STOCK MARKET AND THE FUND?

A We manage this fund in a "sector-neutral" style, meaning that we maintain exposure to every sector in the Standard & Poor's 500 stock index. Typically, our position in each sector is within plus or minus 5 percent of the S&P. An important point to make clear is that although we are invested in the same sectors as the S&P, this is not an index fund.

  That's where the "Research" part comes in. An index fund is designed to mimic the index. This fund is different in the sense that our holdings within each sector can vary widely from the holdings of the S&P 500, based on research done by our analysts. Our research analysts look for stocks in each industry sector that they believe offer the best opportunity for high returns. Sometimes these stocks match those in the index, but oftentimes they don't.

  We limit our universe to large companies, but not all the companies we choose have to be included in the S&P 500. If our analysts like a stock very much but it's not part of the index, we can buy it. That said, if a stock makes up a big part of the S&P 500 -- G.E. or Microsoft, for example -- and we aren't enamored with it, we may still own it, because we want to avoid errors of omission. If such a stock rose substantially and we didn't own it, the omission would lead to a great deal of underperformance relative to the index. However, we'll never own a large position in those types of holdings relative to the index, and we'll likely keep our position in line with or below the index weight for those types of holdings. To ensure that the portfolio is in line with the index, we rebalance it at least once a month.

Q     HOW DOES THE COLLABORATION OF THE RESEARCH ANALYSTS WORK?

A We have a team of analysts assigned to each sector. All ideas come from individual analysts, and the team endorses the holdings they recommend for inclusion in the fund. Each team has metrics that they look at: they determine fair prices as well as entry and exit points, and provide consistency regarding how we value each stock. Ultimately, we choose stocks based on their performance potential and how their addition to the portfolio may affect the risk profile of the fund.

PERFORMANCE UPDATE

Q     THE MARKET HAS BEEN QUITE DIFFICULT OVER THE LAST SIX MONTHS. WHAT'S
BEHIND THIS TURBULENCE?

A Large-company growth stocks, as a group, declined sharply during the past six months. The combination of a weakening economy and slowing profit growth -- particularly in the technology sector -- proved harmful for an asset class in which valuations were already rich by historical standards. Since the Nasdaq Composite hit its peak last March, investors who came to expect double-digit stock market returns year after year have been provided with a healthy dose of reality. Growth stocks have fallen precipitously since that time. During the past six months alone, the Nasdaq -- which is dominated by a large group of technology stocks -- fell an astounding 48.84 percent.

  Beginning in March 2000, value stocks came back to life when investors began to fear that highly valued growth stocks -- particularly technology issues -- would not be able to sustain their market prices. Investors began to look for "safety" in less expensive stocks. During the fourth calendar quarter, the continued plunge in technology stocks dragged down growth stocks in general, while value stocks rallied.

  For the six-month reporting period, both large- and small-company value stocks outperformed their growth counterparts. At the same time, small-company growth stocks outperformed large-company growth stocks. As a core sector-neutral product, the fund has exposure to both value and growth stocks. However, in times when there is wild disparity in the performance of value versus growth, the fund will tend to underperform, as it did this period. That's because our investment style did not allow us to shift all of our assets to value in order to chase the gains. The fund tends to perform much more favorably in times when the performance of the market is better balanced.

  Numerous factors contributed to the downward pressure on stocks in this time, including worries about an economic slowdown, the difficulties surrounding the presidential election, a downturn in corporate capital spending and slowing profit growth (particularly among technology companies). These fears were confirmed by a steady flow of disappointing earnings announcements, which shed light on slowing sales by technology firms -- particularly those in the telecommunications equipment and wireless handset sectors. With valuations already very rich among high-growth companies, the downturn in the economy took an additional toll on nearly all growth stocks.

Q     WHAT DID THIS MARKET VOLATILITY MEAN FOR SCUDDER RESEARCH FUND'S
PERFORMANCE?

A It was an extremely difficult period for the stock market and for the fund during the last six months. The fund declined 22.45 percent (Class A Shares unadjusted for a sales charge) during the six-month period, compared with a loss of 18.03 percent by the S&P 500. Of the sectors that make up the S&P 500, just six ended the period with positive returns. And the largest sector in the index, technology, was abysmal, losing half its value during the period. Another large sector, financials, also declined. For a sector-neutral fund such as ours, it was virtually impossible to provide a positive return.

Q     WHAT INDUSTRY SECTORS DETRACTED FROM PERFORMANCE?

A As you might expect, the technology sector was primarily responsible for the fund's overall decline. The fund's technology component declined 58 percent, while the S&P 500 technology component was down 53 percent. There was really no way to avoid this downdraft, since not having any technology exposure isn't an option for a fund such as ours.

  Another area that hindered performance was consumer staples. Our relative performance in consumer staples was disappointing, primarily because a couple of media/broadcasting stocks, AT&T Liberty Media and Disney, didn't provide the performance we had hoped for. As the economy slowed and ad revenue projections were cut, these stocks were hit hard. Given the fairly rich valuations on some of these companies, we lowered our exposure to the more volatile names and focused on larger, more established firms. While we trimmed media as a whole, we expect better performance in the future as we anticipate advertising prospects to improve next year.

Q     WHERE WERE THE BRIGHT SPOTS IN PERFORMANCE?

A The fund's capital goods sector outperformed the benchmark. Rockwell, Cooper and Lockheed, for example, helped our performance in that area. Financials also did well, with Associates First, Fannie Mae and Aflac all contributing to positive performance, despite the sector's being down as a whole -- there's no better testament

PERFORMANCE UPDATE

to good stock selection than that. We also avoided a potential problem stock in the telecommunications sector. We owned the biggest names in the industry but avoided Worldcom, which experienced a significant downturn during the period.

Q     WHAT'S YOUR OUTLOOK FOR THE MARKET AND SCUDDER RESEARCH FUND?

A Having come through a very difficult period, we understand how hard it can be for investors to remain optimistic. But we think there are many reasons why the markets can improve dramatically from here. First, the Federal Reserve has shown that it's serious about keeping the U.S. economy out of recession. It cut the federal funds rate a full percentage point in January, an unusually aggressive move for Alan Greenspan and the Fed. We anticipate future rate cuts as well. A substantial lowering of interest rates should help the U.S. economy to continue growing at a strong, but not blistering, pace. And it should provide investors with confidence in the economy going forward.

  Second, President Bush's tax-cut plan was recently passed by the House of Representatives and is on its way to the Senate. No one knows at this point how much of a tax cut we might see, but some level of tax relief appears likely. If so, consumers would have more money in their pockets, and that means another source of fuel for the economy.

  And finally, valuations after such a violent and prolonged downturn in the stock market are better than they've been in quite some time. Particularly in the technology sector, we're seeing many opportunities to buy solid companies with good prospects and historically low prices. That bodes well from a stock-picking standpoint.

  As for the fund, we plan to continue exercising discipline in our stock selection and not be dismayed by what we believe are temporary setbacks. For long-term investors who are willing to look past short-term volatility, the recent correction has provided plenty of additional opportunities to do well in the stock market. We believe our approach offers investors a prudent method to do just that.

INDUSTRY SECTORS

A SIX-MONTH COMPARISON
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR REPRESENTED ON FEBRUARY 28, 2001, AND ON AUGUST 31, 2000.
[BAR GRAPH]

                                                                  SCUDDER RESEARCH FUND ON           SCUDDER RESEARCH FUND ON
                                                                          2/28/01                            8/31/00
                                                                  ------------------------           ------------------------
Technology                                                                  21.7                               32.7
Consumer nondurables                                                        20.0                               17.1
Finance                                                                     17.4                               14.2
Health care                                                                 13.1                               11.6
Capital goods                                                                9.1                                8.2
Energy                                                                       6.5                                5.4
Communication services                                                       5.6                                5.8
Utilities                                                                    3.7                                2.4
Basic materials                                                              2.2                                2.0
Transportation                                                               0.7                                0.6

A COMPARISON WITH THE S&P 500 STOCK INDEX*
DATA SHOW THE PERCENTAGE OF THE COMMON STOCKS IN THE PORTFOLIO THAT EACH SECTOR OF SCUDDER RESEARCH FUND REPRESENTED ON FEBRUARY 28, 2001, COMPARED WITH THE INDUSTRY SECTORS THAT MAKE UP THE FUND'S BENCHMARK, THE STANDARD & POOR'S 500 STOCK INDEX.
[BAR GRAPH]

                                                                  SCUDDER RESEARCH FUND ON
                                                                          2/28/01                 S&P 500 STOCK INDEX ON 2/28/01
                                                                  ------------------------        ------------------------------
Technology                                                                  21.7                               21.8
Consumer nondurables                                                        20.0                               20.5
Finance                                                                     17.4                               16.9
Health care                                                                 13.1                               12.9
Capital goods                                                                9.1                                8.9
Energy                                                                       6.5                                6.4
Communication services                                                       5.6                                5.9
Utilities                                                                    3.7                                3.7
Basic materials                                                              2.2                                2.3
Transportation                                                               0.7                                0.7

*THE S&P 500 INDEX IS AN UNMANAGED POOL OF STOCKS GENERALLY CONSIDERED
 REPRESENTATIVE OF THE U.S. STOCK MARKET.

LARGEST HOLDINGS

THE FUND'S 10 LARGEST HOLDINGS*
Representing 28.1 percent of the fund's total market value on February 28, 2001.

             HOLDINGS                                                         PERCENT
-------------------------------------------------------------------------------------
-------------------------------------------------------------------------------------
1.           GENERAL ELECTRIC              A broadly diversified company        4.1%
                                           with major businesses in power
                                           generators, appliances,
                                           lighting, plastics, medical
                                           systems, aircraft engines,
                                           financial services and
                                           broadcasting.
-------------------------------------------------------------------------------------
2.           PFIZER                        Globally diversified                 3.7%
                                           research-based health care
                                           company that develops,
                                           manufactures and markets a wide
                                           variety of products for human
                                           and animal health care.
-------------------------------------------------------------------------------------
3.           MICROSOFT                     Develops, markets and supports a     3.0%
                                           variety of software, operating
                                           systems, language and
                                           application programs.
-------------------------------------------------------------------------------------
4.           EXXON MOBIL                   Engaged in the exploration,          3.0%
                                           production, manufacture,
                                           transportation and sale of crude
                                           oil, natural gas and petroleum
                                           products.
-------------------------------------------------------------------------------------
5.           WAL-MART                      Large, global retailer, with         2.7%
                                           operations in the United States,
                                           Asia and Latin America. Wal-Mart
                                           operates Wal-Marts, Wal-Mart
                                           Supercenters and Sam's Clubs. It
                                           also sells branded merchandise
                                           under the Popular Mechanics,
                                           Better Homes & Gardens and Sam's
                                           American Choice labels.
-------------------------------------------------------------------------------------
6.           AMERICAN                      A holding company engaged in         2.6%
             INTERNATIONAL                 insurance and insurance-related
             GROUP                         activities in the United States
                                           and abroad. AIG's primary
                                           activities are general and life
                                           insurance operations.
-------------------------------------------------------------------------------------
7.           ABBOTT                        Involved in the discovery,           2.4%
             LABORATORIES                  development, manufacture and
                                           sale of a broad and diversified
                                           line of health care products and
                                           services.
-------------------------------------------------------------------------------------
8.           CITIGROUP                     A worldwide bank holding company     2.3%
                                           that provides a broad array of
                                           financial services.
-------------------------------------------------------------------------------------
9.           ROYAL DUTCH                   Operations include the               2.3%
             PETROLEUM                     exploration and processing of
                                           oil and natural gas. Other
                                           divisions are involved in the
                                           production of base and
                                           industrial chemicals.
-------------------------------------------------------------------------------------
10.          BAXTER                        Develops, manufactures and           2.0%
             INTERNATIONAL                 distributes a diversified line
                                           of products, systems and
                                           services primarily used in the
                                           health care field.
-------------------------------------------------------------------------------------

*PORTFOLIO COMPOSITION AND HOLDINGS ARE SUBJECT TO CHANGE.

PORTFOLIO OF INVESTMENTS

SCUDDER RESEARCH FUND
Portfolio of Investments as of February 28, 2001
(UNAUDITED)

                                                                                               NUMBER
    COMMON STOCKS--100.0%                                                                     OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------------

    CONSUMER DISCRETIONARY--6.5%
      DEPARTMENT & CHAIN STORES
                                          Gap, Inc.                                             1,110     $   30,236
                                          Home Depot, Inc.                                      1,427         60,647
                                          Target Corp.                                            780         30,420
                                          Wal-Mart Stores, Inc.                                 1,710         85,654
                                          ------------------------------------------------------------------------------
                                                                                                             206,957
------------------------------------------------------------------------------------------------------------------------

    CONSUMER STAPLES--8.2%
      FOOD & BEVERAGE--4.1%
                                          Coca-Cola Co.                                         1,050         55,682
                                          H.J. Heinz Co.                                          575         24,484
                                          Safeway, Inc.*                                          960         52,138
                                          ------------------------------------------------------------------------------
                                                                                                             132,304

      PACKAGE GOODS/ COSMETICS--4.1%
                                          Colgate-Palmolive Co.                                   910         53,736
                                          Kimberly-Clark Corp.                                    460         32,890
                                          Procter & Gamble Co.                                    650         45,825
                                          ------------------------------------------------------------------------------
                                                                                                             132,451
------------------------------------------------------------------------------------------------------------------------

    HEALTH--14.2%
      BIOTECHNOLOGY--2.1%
                                          Genzyme Corp.*                                          460         40,451
                                          Immunex Corp.*                                          830         27,026
                                          ------------------------------------------------------------------------------
                                                                                                              67,477

      MEDICAL SUPPLY & SPECIALTY--4.4%
                                          Abbott Laboratories                                   1,550         75,935
                                          Baxter International, Inc.                              705         64,923
                                          ------------------------------------------------------------------------------
                                                                                                             140,858

      PHARMACEUTICALS--5.5%
                                          Eli Lilly and Co.                                       700         55,622
                                          Pfizer, Inc.                                          2,658        119,610
                                          ------------------------------------------------------------------------------
                                                                                                             175,232

      MISCELLANEOUS--2.2%
                                          Applera Corp. - Applied Biosystems Group                685         47,334
                                          Cigna Corp.                                             220         24,127
                                          ------------------------------------------------------------------------------
                                                                                                              71,461
------------------------------------------------------------------------------------------------------------------------

    COMMUNICATIONS--6.8%
      TELEPHONE/COMMUNICATIONS
                                          BroadWing, Inc.*                                      1,110         26,107
                                          JDS Uniphase Corp.*                                     500         13,375
                                          Nortel Networks Corp.                                 1,150         21,264
                                          Qwest Communications International, Inc.*               691         25,546
                                          SBC Communications, Inc.                              1,275         60,818
                                          Verizon Communications, Inc.                            811         40,145
                                          WorldCom, Inc.*                                       1,830         30,424
                                          ------------------------------------------------------------------------------
                                                                                                             217,679
------------------------------------------------------------------------------------------------------------------------

    FINANCIAL--16.8%
      BANKS--6.3%
                                          FleetBoston Financial Corp.                           1,390         57,338
                                          J.P. Morgan Chase & Co.                               1,037         48,386
                                          National City Corp.                                     930         25,296
                                          Wachovia Corp.                                          400         25,256
                                          Wells Fargo & Co.                                       865         42,939
                                          ------------------------------------------------------------------------------
                                                                                                             199,215

      CONSUMER FINANCE--1.6%
                                          Household International, Inc.                           900         52,128
                                          ------------------------------------------------------------------------------

 10 The accompanying notes are an integral part of the financial statements.

PORTFOLIO OF INVESTMENTS

                                                                                               NUMBER
                                                                                              OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------------

      INSURANCE--4.2%
                                          Allstate Corp.                                        1,280     $   51,021
                                          American International Group, Inc.                    1,020         83,436
                                          ------------------------------------------------------------------------------
                                                                                                             134,457

      OTHER FINANCIAL COMPANIES--4.7%
                                          Citigroup, Inc.                                       1,513         74,409
                                          Marsh & McLennan Companies, Inc.                        375         40,125
                                          Washington Mutual, Inc.                                 700         35,959
                                          ------------------------------------------------------------------------------
                                                                                                             150,493
------------------------------------------------------------------------------------------------------------------------

    MEDIA--4.1%
      ADVERTISING--1.1%
                                          Omnicom Group, Inc.                                     390         35,369
                                          ------------------------------------------------------------------------------

      BROADCASTING & ENTERTAINMENT--3.0%
                                          AOL Time Warner, Inc.*                                1,300         57,239
                                          Viacom, Inc. "B"*                                       796         39,561
                                          ------------------------------------------------------------------------------
                                                                                                              96,800
------------------------------------------------------------------------------------------------------------------------

    SERVICE INDUSTRIES--1.8%
      EDP SERVICES--0.5%
                                          Electronic Data Systems Corp.                           245         15,638
                                          ------------------------------------------------------------------------------

      INVESTMENT--1.0%
                                          Morgan Stanley Dean Witter & Co.                        510         33,216
                                          ------------------------------------------------------------------------------

      MISCELLANEOUS COMMERCIAL--0.3%
                                          Siebel Systems, Inc.*                                   255          9,754
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    DURABLES--2.5%
      AEROSPACE--1.0%
                                          Lockheed Martin Corp.                                   830         31,091
                                          ------------------------------------------------------------------------------

      AUTOMOBILES--1.0%
                                          Ford Motor Co.                                        1,220         33,928
                                          ------------------------------------------------------------------------------

      TELECOMMUNICATIONS EQUIPMENT--0.5%
                                          Lucent Technologies, Inc.                             1,200         13,908
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    MANUFACTURING--10.6%
      CHEMICALS--2.4%
                                          E.I. du Pont de Nemours & Co.                         1,150         50,244
                                          Praxair, Inc.                                           590         26,314
                                          ------------------------------------------------------------------------------
                                                                                                              76,558

      DIVERSIFIED MANUFACTURING--5.9%
                                          General Electric Co.                                  2,845        132,293
                                          Tyco International Ltd.                               1,025         56,016
                                          ------------------------------------------------------------------------------
                                                                                                             188,309

      INDUSTRIAL SPECIALTY--0.5%
                                          QUALCOMM, Inc.*                                         280         15,348
                                          ------------------------------------------------------------------------------

      MACHINERY/COMPONENTS--1.8%
                                          Parker-Hannifin Corp.                                 1,335         57,445
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    TECHNOLOGY--16.9%
      COMPUTER SOFTWARE--4.2%
                                          Microsoft Corp.*                                      1,635         96,465
                                          Oracle Corp.*                                         1,958         37,202
                                          ------------------------------------------------------------------------------
                                                                                                             133,667

      DIVERSE ELECTRONIC PRODUCTS--1.0%
                                          Dell Computer Corp.*                                    885         19,359
                                          Motorola, Inc.                                          850         12,895
                                          ------------------------------------------------------------------------------
                                                                                                              32,254

      EDP PERIPHERALS--1.5%
                                          EMC Corp.*                                              880         34,989
                                          VERITAS Software Corp.*                                 220         14,286
                                          ------------------------------------------------------------------------------
                                                                                                              49,275

    The accompanying notes are an integral part of the financial statements.  11

PORTFOLIO OF INVESTMENTS

                                                                                               NUMBER
                                                                                              OF SHARES     VALUE
------------------------------------------------------------------------------------------------------------------------

      ELECTRONIC COMPONENTS--1.6%
                                          Broadcom Corp. "A"*                                     160     $    7,880
                                          Cisco Systems, Inc.*                                  1,770         41,927
                                          ------------------------------------------------------------------------------
                                                                                                              49,807

      ELECTRONIC DATA PROCESSING--3.5%
                                          Compaq Computer Corp.                                   720         14,544
                                          Hewlett-Packard Co.                                     700         20,195
                                          International Business Machines Corp.                   550         54,945
                                          Sun Microsystems, Inc.*                               1,094         21,743
                                          ------------------------------------------------------------------------------
                                                                                                             111,427

      MILITARY ELECTRONICS--0.9%
                                          General Dynamics Corp.                                  445         30,340
                                          ------------------------------------------------------------------------------

      SEMICONDUCTORS--4.2%
                                          Applied Materials, Inc.*                                345         14,576
                                          Intel Corp.                                           2,115         60,409
                                          Linear Technology Corp.                                 335         13,274
                                          Maxim Integrated Products, Inc.*                        300         13,837
                                          Micron Technology, Inc.*                                400         13,688
                                          Texas Instruments, Inc.                                 650         19,208
                                          ------------------------------------------------------------------------------
                                                                                                             134,992
------------------------------------------------------------------------------------------------------------------------

    ENERGY--6.7%
      OIL & GAS PRODUCTION--1.5%
                                          Nabors Industries, Inc.*                                820         46,494
                                          ------------------------------------------------------------------------------

      OIL COMPANIES--5.2%
                                          Exxon Mobil Corp.                                     1,170         94,829
                                          Royal Dutch Petroleum Co. (New York Shares)           1,233         71,921
                                          ------------------------------------------------------------------------------
                                                                                                             166,750
------------------------------------------------------------------------------------------------------------------------

    TRANSPORTATION--0.8%
      RAILROADS
                                          Canadian National Railway Co.                           655         24,626
                                          ------------------------------------------------------------------------------
------------------------------------------------------------------------------------------------------------------------

    UTILITIES--4.1%
      ELECTRIC UTILITIES--2.5%
                                          DTE Energy Co.                                        1,110         40,304
                                          Edison International                                  2,640         39,336
                                          ------------------------------------------------------------------------------
                                                                                                              79,640

      MISCELLANEOUS--1.6%
                                          Exelon Corp.                                            805         52,623
                                          ------------------------------------------------------------------------------
                                          TOTAL INVESTMENT PORTFOLIO--100.0%
                                          (Cost $3,132,813)(a)                                            $3,199,971
                                          ------------------------------------------------------------------------------

 NOTE TO PORTFOLIO OF INVESTMENTS

 * Non-income producing security.

(a) The cost for federal income tax purposed was $3,133,311. At February 28, 2001 the net unrealized appreciation for all securities based on tax cost was $66,660. This consists of aggregate gross unrealized appreciation for all securities in which there was an excess of value over tax cost of $282,911 and aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over value of $216,251.

 12 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
As of February 28, 2001 (Unaudited)

ASSETS
--------------------------------------------------------------------------
Investments in securities, at value, (cost $3,132,813)          $3,199,971
--------------------------------------------------------------------------
Cash                                                                69,938
--------------------------------------------------------------------------
Dividends receivable                                                 3,625
--------------------------------------------------------------------------
Receivable for Fund shares sold                                      8,550
--------------------------------------------------------------------------
Foreign taxes recoverable                                              549
--------------------------------------------------------------------------
Receivable for investments sold                                     56,950
--------------------------------------------------------------------------
Due from Advisor                                                    68,703
--------------------------------------------------------------------------
TOTAL ASSETS                                                     3,408,286
--------------------------------------------------------------------------
LIABILITIES
--------------------------------------------------------------------------
Payable for investments purchased                                   51,127
--------------------------------------------------------------------------
Accrued management fee                                               3,616
--------------------------------------------------------------------------
Accrued reorganization costs                                         3,076
--------------------------------------------------------------------------
Accrued Trustees' fees and expenses                                  3,670
--------------------------------------------------------------------------
Total liabilities                                                   61,489
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,346,797
--------------------------------------------------------------------------
NET ASSETS
--------------------------------------------------------------------------
Net assets consist of:
Net investment income loss                                      $  (22,776)
--------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investments           67,158
--------------------------------------------------------------------------
Accumulated net realized gain (loss)                              (105,399)
--------------------------------------------------------------------------
Paid-in capital                                                  3,407,814
--------------------------------------------------------------------------
NET ASSETS, AT VALUE                                            $3,346,797
--------------------------------------------------------------------------
NET ASSETS VALUE
--------------------------------------------------------------------------
CLASS A SHARES
  Net asset value and redemption price per share ($1,204,769 / 127,776 outstanding shares of beneficial interest, $.01 par value, unlimited number of shares authorized) $ 9.43
--------------------------------------------------------------------------
  Maximum offering price per share (100/94.25 of $9.43)             $10.01
--------------------------------------------------------------------------
CLASS B SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,075,361 /
  116,339 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                 $ 9.24
--------------------------------------------------------------------------
CLASS C SHARES
  Net asset value, offering and redemption price (subject to contingent deferred sales charge) per share ($1,066,667 /
  115,398 outstanding shares of beneficial interest, $.01
  par value, unlimited number of shares authorized)                 $ 9.24
--------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  13

FINANCIAL STATEMENTS

STATEMENT OF OPERATIONS
Six months ended February 28, 2001 (Unaudited)

INVESTMENT INCOME
-------------------------------------------------------------------------
Dividends                                                       $  18,352
-------------------------------------------------------------------------
Interest                                                              379
-------------------------------------------------------------------------
Total income                                                       18,731
-------------------------------------------------------------------------
Expenses:
Management fee                                                     13,141
-------------------------------------------------------------------------
Services to shareholders                                            1,933
-------------------------------------------------------------------------
Custodian and accounting fees                                       6,512
-------------------------------------------------------------------------
Distribution services fees                                          9,006
-------------------------------------------------------------------------
Administrative services fees                                        4,694
-------------------------------------------------------------------------
Auditing                                                            8,728
-------------------------------------------------------------------------
Legal                                                               2,603
-------------------------------------------------------------------------
Trustees' fees and expenses                                         3,769
-------------------------------------------------------------------------
Reports to shareholders                                               921
-------------------------------------------------------------------------
Registration fees                                                   7,662
-------------------------------------------------------------------------
Reorganization                                                      3,076
-------------------------------------------------------------------------
Other                                                                 423
-------------------------------------------------------------------------
Total expenses, before expense reductions                          62,468
-------------------------------------------------------------------------
Expense reductions                                                (20,961)
-------------------------------------------------------------------------
Total expenses, after expense reductions                           41,507
-------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                                      (22,776)
-------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENT TRANSACTIONS
-------------------------------------------------------------------------
Net realized gain (loss) from investments                        (144,631)
-------------------------------------------------------------------------
Net unrealized appreciation (depreciation) during the period
on investments                                                   (811,195)
-------------------------------------------------------------------------
Net gain (loss) on investment transactions                       (955,826)
-------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM
OPERATIONS                                                      $(978,602)
-------------------------------------------------------------------------

 14 The accompanying notes are an integral part of the financial statements.

FINANCIAL STATEMENTS

STATEMENTS OF CHANGES IN NET ASSETS

                                                               SIX MONTHS
                                                                           ENDED
                                                              FEBRUARY 28,       YEAR ENDED
                                                                  2001           AUGUST 31,
                                                              (UNAUDITED)           2000
INCREASE (DECREASE) IN NET ASSETS
-------------------------------------------------------------------------------------------
Operations:
Net investment income (loss)                                   $  (22,776)       $  (41,303)
-------------------------------------------------------------------------------------------
Net realized gain (loss) on investment transactions              (144,631)          369,497
-------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) on investment
transactions during the period                                   (811,195)          666,447
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                       (978,602)          994,641
-------------------------------------------------------------------------------------------
Distributions to shareholders:
From net realized gains
Class A                                                          (112,544)               --
-------------------------------------------------------------------------------------------
Class B                                                          (101,585)               --
-------------------------------------------------------------------------------------------
Class C                                                          (101,585)               --
-------------------------------------------------------------------------------------------
Fund share transactions:
Proceeds from shares sold                                           9,996           120,013
-------------------------------------------------------------------------------------------
Reinvestment of distributions                                     315,714                --
-------------------------------------------------------------------------------------------
Net increase (decrease) in net assets from Fund share
transactions                                                      325,710           120,013
-------------------------------------------------------------------------------------------
Increase (decrease) in net assets                                (968,606)        1,114,654
-------------------------------------------------------------------------------------------
Net assets at beginning of period                               4,315,403         3,200,749
-------------------------------------------------------------------------------------------
Net assets at end of period (including net investment loss
of $22,776 at February 28, 2001)                               $3,346,797        $4,315,403
-------------------------------------------------------------------------------------------

    The accompanying notes are an integral part of the financial statements.  15

FINANCIAL HIGHLIGHTS

THE FOLLOWING TABLES INCLUDE SELECTED DATA FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD AND OTHER PERFORMANCE INFORMATION DERIVED FROM THE FINANCIAL STATEMENTS.

                                                                                     CLASS A
                                                            ---------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                           FROM DECEMBER 31,
                                                            FEBRUARY 28,      YEAR ENDED      1998 (COMMENCEMENT
                                                              2001            AUGUST 31,      OF OPERATIONS) TO
                                                            (UNAUDITED)        2000           AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.31           10.12                 9.50
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (0.04)          (0.07)               (0.01)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                         (2.87)           3.26                 0.63
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (2.91)           3.19                 0.62
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                   (0.97)             --                   --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.43           13.31                10.12
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                                       (22.45)**        31.52                 6.53**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         1,205           1,553                1,083
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  2.68(d)*        3.80                 2.33*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   1.60(d)*        1.49                 1.48*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (0.60)*         (0.56)               (0.08)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       122*            101                   78*
---------------------------------------------------------------------------------------------------------------------

                                                                                     CLASS B
                                                            ---------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                           FROM DECEMBER 31,
                                                            FEBRUARY 28,      YEAR ENDED      1998 (COMMENCEMENT
                                                              2001            AUGUST 31,      OF OPERATIONS) TO
                                                            (UNAUDITED)        2000           AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.12           10.06                 9.50
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (0.08)          (0.16)               (0.07)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on
investment transactions                                         (2.83)           3.22                 0.63
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (2.91)           3.06                 0.56
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                   (0.97)             --                   --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.24           13.12                10.06
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                                       (22.80)**        30.42                 5.89**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         1,075           1,381                1,059
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  3.44(d)*        4.51                 3.27*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.37(d)*        2.30                 2.42*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.38)*         (1.37)               (1.02)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       122*            101                   78*
---------------------------------------------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS

                                                                                     CLASS C
                                                            ---------------------------------------------------------
                                                            SIX MONTHS
                                                              ENDED                           FROM DECEMBER 31,
                                                            FEBRUARY 28,      YEAR ENDED      1998 (COMMENCEMENT
                                                              2001            AUGUST 31,      OF OPERATIONS) TO
                                                            (UNAUDITED)        2000           AUGUST 31, 1999
PER SHARE OPERATING PERFORMANCE
---------------------------------------------------------------------------------------------------------------------
Net asset value, beginning of period                           $13.12           10.06                 9.50
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss) (a)                                (0.08)          (0.16)               (0.07)
---------------------------------------------------------------------------------------------------------------------
Net realized and unrealized gain (loss) on investment
transactions                                                    (2.83)           3.22                 0.63
---------------------------------------------------------------------------------------------------------------------
Total from investment operations                                (2.91)           3.06                 0.56
---------------------------------------------------------------------------------------------------------------------
Less distributions from:
Net realized gains on investment transactions                   (0.97)             --                   --
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                 $ 9.24           13.12                10.06
---------------------------------------------------------------------------------------------------------------------
TOTAL RETURN (%) (B) (C)                                       (22.80)**        30.42                 5.89**
RATIOS TO AVERAGE NET ASSETS AND SUPPLEMENTAL DATA
---------------------------------------------------------------------------------------------------------------------
Net assets, end of period ($ thousands)                         1,067           1,381                1,059
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses before expense reductions (%)                  3.41(d)*        4.51                 3.27*
---------------------------------------------------------------------------------------------------------------------
Ratio of expenses after expense reductions (%)                   2.37(d)*        2.31                 2.42*
---------------------------------------------------------------------------------------------------------------------
Ratio of net investment income (loss) (%)                       (1.38)*         (1.37)               (1.02)*
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate (%)                                       122*            101                   78*
---------------------------------------------------------------------------------------------------------------------

(a) Based on monthly average shares outstanding during the period.

(b) Total return would have been lower had certain expenses not been reduced.

(c) Total return does not reflect the effect of any sales charges.

(d) The ratio of operating expenses excluding costs incurred with the reorganization before and after expense reductions were 2.52% and 1.50%, 3.28% and 2.25%, 3.24% and 2.25%, for Class A, Class B, and Class C, respectively (see Notes to Financial Statements).

 * Annualized

** Not Annualized

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

1
     SIGNIFICANT
     ACCOUNTING POLICIES     Scudder Research Fund (the "Fund"), formerly Kemper
                             Research Fund, is a diversified series of Scudder
                             Investors Trust (the "Trust"), formerly Kemper
                             Funds Trust, which is registered under the Investment Company Act of 1940, as amended (the
                             "1940 Act"), as an open-end, management investment company organized as a Massachusetts business trust.

                             The Fund offers multiple classes of shares. Class A shares are offered to investors subject to an initial sales charge. Class B shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions. Class B shares automatically convert to Class A shares six years after issuance. Class C shares are offered without an initial sales charge but are subject to higher ongoing expenses than Class A shares and a contingent deferred sales charge payable upon certain redemptions within one year of purchase. Class C shares do not convert into another class.

                             Investment income, realized and unrealized gains and losses, and certain fund-level expenses and expense reductions, if any, are borne pro rata on the basis of relative net assets by the holders of all classes of shares except that each class bears certain expenses unique to that class such as distribution services, shareholder services, administrative services and certain other class specific expenses. Differences in class expenses may result in payment of different per share dividends by class. All shares of the Fund have equal rights with respect to voting subject to class specific arrangements.

                             The Fund's financial statements are prepared in accordance with accounting principles generally accepted in the United States which require the use of management estimates. The policies described below are followed consistently by the Fund in the preparation of its financial statements.

                             SECURITY VALUATION. Investments are stated at value determined as of the close of regular trading on the New York Stock Exchange. Securities which are traded on U.S. or foreign stock exchanges are valued at the most recent sale price reported on the exchange on which the security is traded most extensively. If no sale occurred, the security is then valued at the calculated mean between the most recent bid and asked quotations. If there are no such bid and asked quotations, the most recent bid quotation is used. Securities quoted on the Nasdaq Stock Market ("Nasdaq"), for which there have been sales, are valued at the most recent sale price reported. If there are no such sales, the value is the most recent bid quotation. Securities which are not quoted on Nasdaq but are traded in another over-the-counter market are valued at the most recent sale price, or if no sale occurred, at the calculated mean between the most recent bid and asked quotations on such market. If there are no such bid and asked quotations, the most recent bid quotation shall be used. Money market instruments purchased with an original maturity of sixty days or less are valued at amortized cost. All other securities are valued at their fair value as determined in good faith by the Valuation Committee of the Board of Trustees.

                             FEDERAL INCOME TAXES. The Fund's policy is to comply with the requirements of the Internal Revenue Code, as amended, which are applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Accordingly, the Fund paid no federal income taxes and no federal income tax provision was required.

NOTES TO FINANCIAL STATEMENTS

                             DISTRIBUTION OF INCOME AND GAINS. Distributions of net investment income, if any, are made annually. Net realized gains from investment transactions, in excess of available capital loss carryforwards, would be taxable to the Fund if not distributed and, therefore, will be distributed to shareholders at least annually.

                             The timing and characterization of certain income and capital gains distributions are determined annually in accordance with federal tax regulations which may differ from generally accepted accounting principles. As a result, net investment income
                             (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. Accordingly, the Fund must periodically make reclassifications among certain of its capital accounts without impacting the net asset value of the Fund.

                             INVESTMENT TRANSACTIONS AND INVESTMENT INCOME. Investment transactions are accounted for on the trade date. Interest income is recorded on the accrual basis. Dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities may be recorded subsequent to the ex-dividend. Realized gains and losses from investment transactions are recorded on an identified cost basis. All discounts are accreted for both tax and financial reporting purposes.

                             EXPENSES. Expenses arising in connection with a specific Fund are allocated to that Fund. Other Trust expenses are allocated between the Funds in proportion to their relative net assets.

--------------------------------------------------------------------------------

2
     PURCHASES AND SALES
     OF SECURITIES For the period ended February 28, 2001, investment transactions (excluding short-term instruments) are as follows:

                             Purchases                                $2,251,479

                             Proceeds from sales                       2,298,604

--------------------------------------------------------------------------------

3
     TRANSACTIONS WITH
     AFFILIATES              MANAGEMENT AGREEMENT. The Fund has a management
                             agreement with ZSI and pays a monthly investment management fee of 1/12 of the annual rate of .70% of the first $250 million of average daily net assets declining to .63% of average daily net assets in excess of $2.5 billion. For the six months ended February 28, 2001, the Fund incurred a management fee of $13,141, which is equivalent to an annualized effective rate of .70% of average daily net assets.

                             ZSI agreed to temporarily waive and reimburse certain operating expenses of the Fund. Under this arrangement, ZSI reimbursed expenses of $2,460, on Class A for the six months ended February 28, 2001. In addition, the Advisor and certain of its subsidiaries have agreed to maintain the annualized expenses of the classes as follows: Class A 1.50%, Class B 2.25% and Class C 2.25% through January 1, 2002. Certain expenses such as reorganization, taxes, brokerage, and interest are excluded from the expense limitation.

                             UNDERWRITING AND DISTRIBUTION SERVICES AGREEMENT. The Fund has an underwriting and distribution services agreement with Kemper Distributors, Inc. ("KDI"). For services under the distribution services agreement, the Fund pays KDI a fee of .75% of average daily net assets of the Class B and Class C shares pursuant to separate Rule 12b-1 plans for the Class B and Class C shares. Pursuant to the agreement, KDI enters into related selling group agreements with various firms at various rates for sales of Class B and Class C shares. In addition, KDI receives any contingent deferred sales charges (CDSC) from redemptions of Class B and Class C shares.

NOTES TO FINANCIAL STATEMENTS

                             Distribution fees received by KDI for the six months ended February 28, 2001 are $9,006, after an expense waiver of $4,197, all of which is paid at February 28, 2001.

                             ADMINISTRATIVE SERVICES AGREEMENT. The Fund has an administrative services agreement with KDI. For providing information and administrative services to shareholders, the Fund pays KDI a fee at an annual rate of up to .25% of average daily net assets of each class. KDI in turn has various agreements with financial services firms that provided these services and pays these firms based on assets of fund accounts the firms service. The Fund incurred no administrative services fees after an expense waiver of $4,694 for the six months ended February 28, 2001.

                             FUND ACCOUNTING AGENT. Scudder Fund Accounting Corporation (SFAC) is responsible for determining the daily net asset value per share and maintaining the portfolio and general accounting records of the Fund. The Fund incurred no fund accounting fees after an expense waiver of $5,848 for the six months ended February 28, 2001.

                             SHAREHOLDER SERVICES AGREEMENT. Pursuant to a services agreement with the Fund's transfer agent, Kemper Service Company ("KSvC") is the no shareholder service agent of the Fund. Under the agreement, KSvC received no shareholder service fees after an expense waiver of $1,821 for the six months ended February 28, 2001.

                             OFFICERS AND TRUSTEES. Certain officers or trustees of the Fund are also officers or Trustees of the Advisor. For the six months ended February 28, 2001, the Fund made no payments to its officers and incurred trustees' fees of $1,329 to independent trustees. In addition, a one-time fee of $2,440 was accrued for payment to those Trustees not affiliated with the Advisor who are not standing for re-election, under the reorganization discussed in Note 7. Inasmuch as the Advisor will also benefit from administrative efficiencies of a consolidated Board, the Advisor has agreed to bear $1,220 of such costs.

NOTES TO FINANCIAL STATEMENTS

--------------------------------------------------------------------------------

4
     CAPITAL SHARE
     TRANSACTIONS            The following table summarizes the activity in
                             capital shares of the Fund:

                                                                            SIX MONTHS ENDED           YEAR ENDED
                                                                              FEBRUARY 28,             AUGUST 31,
                                                                                  2001                    2000
                                                                           ------------------      ------------------
                                                                           SHARES     AMOUNT       SHARES     AMOUNT
                                       SHARES SOLD
                                       ------------------------------------------------------------------------------
                                        Class A                               128    $  1,288      9,560     $120,013
                                       ------------------------------------------------------------------------------
                                        Class B                               942       8,708         --           --
                                       ------------------------------------------------------------------------------
                                        Class C                                --          --         --           --
                                       ------------------------------------------------------------------------------
                                       SHARES ISSUED TO SHAREHOLDERS IN REINVESTMENT OF DISTRIBUTIONS
                                       ------------------------------------------------------------------------------
                                        Class A                            11,023     112,544         --           --
                                       ------------------------------------------------------------------------------
                                        Class B                            10,128     101,585         --           --
                                       ------------------------------------------------------------------------------
                                        Class C                            10,129     101,585         --           --
                                       ------------------------------------------------------------------------------
                                        NET INCREASE (DECREASE) FROM CAPITAL
                                        SHARE TRANSACTIONS                           $325,710                $120,013
                                       ------------------------------------------------------------------------------

--------------------------------------------------------------------------------

5
     EXPENSE OFF-SET
     ARRANGEMENTS            The Fund has entered into arrangements with its
                             custodian and transfer agent whereby credits realized as a result of uninvested cash balances were used to reduce a portion of the Fund's expenses. During the six months ended February 28, 2001, the Fund's custodian and transfer agent fees were reduced by $610 and $112, respectively, under these arrangements.

--------------------------------------------------------------------------------

6
     LINE OF CREDIT          The Fund and several affiliated funds (the
                             "Participants") share in a $750 million revolving credit facility with J.P. Morgan & Chase for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. The
                             Participants are charged an annual commitment fee which is allocated, pro rata based upon net assets, among each of the Participants. Interest is calculated based on the market rates at the time of the borrowing. The Fund may borrow up to a maximum of 33 percent of its net assets under the agreement.

--------------------------------------------------------------------------------

7
     REORGANIZATION          ZSI has initiated a program to reorganize and
                             combine its two fund families, Scudder and Kemper, in response to changing industry conditions and investor needs. The program proposes to streamline the management and operations of most of the funds
                             ZSI advises principally through the liquidation of several small funds, mergers of certain funds with similar investment objectives, the consolidation of certain Board of Directors/Trustees and the adoption of an administrative fee covering the provision of most of the services currently paid for by the affected funds. Costs incurred in connection with this restructuring initiative are being borne jointly by ZSI and certain of the affected funds. Those costs, including printing, shareholder meeting expenses and professional fees, are presented as reorganization expenses in the Statement of Operations of the Fund.

NOTES

NOTES

TRUSTEES                          OFFICERS

JAMES E. AKINS                    MARK S. CASADY                    LINDA J. WONDRACK
Trustee                           President                         Vice President
LINDA C. COUGHLIN                 PHILIP J. COLLORA                 MAUREEN E. KANE
Chairperson, Trustee and          Vice President and                Secretary
Vice President                    Assistant Secretary
                                                                    CAROLINE PEARSON
JAMES R. EDGAR                    JOHN R. HEBBLE                    Assistant Secretary
Trustee                           Treasurer
                                                                    BRENDA LYONS
ARTHUR R. GOTTSCHALK              JOANN M. BARRY                    Assistant Treasurer
Trustee                           Vice President
FREDERICK T. KELSEY               VALERIE F. MALTER
Trustee                           Vice President
FRED B. RENWICK                   KATHRYN L. QUIRK
Trustee                           Vice President
JOHN G. WEITHERS                  WILLIAM F. TRUSCOTT
Trustee                           Vice President

 .............................................................................................
LEGAL COUNSEL                         DECHERT
                                      Ten Post Office Square South
                                      Boston, MA 02109
 .............................................................................................
SHAREHOLDER                           KEMPER SERVICE COMPANY
SERVICE AGENT                         811 Main Street
                                      Kansas City, MO 64105
 .............................................................................................
CUSTODIAN AND                         STATE STREET BANK AND TRUST COMPANY
TRANSFER AGENT                        225 Franklin Street
                                      Boston, MA 02110
 .............................................................................................
INDEPENDENT AUDITORS                  PRICEWATERHOUSECOOPERS LLP
                                      160 Federal Street
                                      Boston, MA 02110
 .............................................................................................
PRINCIPAL UNDERWRITER                 KEMPER DISTRIBUTORS, INC.
                                      222 South Riverside Plaza Chicago, IL 60606
                                      www.kemper.com

TRUSTEES&OFFICERS

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SRF - 3(4/26/01) 11916